EXHIBIT 10.17

                            THIRD AMENDMENT OF LEASE

     THIS THIRD AMENDMENT OF LEASE ("Third Amendment") is made on August 3, 2001 between TRIZECHAHN CENTERS INC., a California corporation, d/b/a "TrizecHahn Newmarket 1 to 8 Management" ("Landlord"), whose address is 100 Colony Square, Suite 600, 1175 Peachtree Street, N.E., Atlanta, GA 30361 and CRYOLIFE, INC., a Florida corporation ("Tenant").

                                    RECITALS

     This Third Amendment is based upon the following recitals:

     A. Newmarket Partners I, Limited ("Newmarket"), as landlord and Tenant entered into a Lease dated July 23, 1993 ("Lease"), for the premises measuring 11,227 rentable square feet and known as Suite 124 located at 2121 Newmarket Parkway, Marietta, GA 30067 ("Premises").

     B. Newmarket and Tenant amended the Lease by First Amendment to Lease dated June 9, 1994 and Second Amendment to Lease dated June 6, 1998 (Lease and Amendment(s) collectively, "Lease as amended").

     C. Landlord is successor in interest to Newmarket's interest as landlord under the Lease as amended.

     D. The Premises size currently measures approximately 11,227 rentable square feet and includes Suite 124 of the Building.

     E. Landlord and Tenant desire to further amend the Lease as amended to extend the term and otherwise amend the Lease as amended accordingly.

     THEREFORE, in consideration of the mutual covenants and agreements stated in the Lease as amended and below, and for other sufficient consideration received and acknowledged by each party, Landlord and Tenant agree to amend the Lease as amended as follows:

     1. RECITALS. All recitals are fully incorporated.

     2. ADDRESS - NOTICES. Landlord's address for notices as set forth in Lease as amended shall be deleted and the following substituted therefor:

        TRIZECHAHNCENTERS  INC.
        c/o TrizecHahn Office Properties,  Inc.
        100 Colony  Square,   Suite  600
        1175 Peachtree Street, N.E.
        Atlanta, GA 30361
        Attention: David D. Canaday, Vice President

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        with a copy to:

        TRIZECHAHN CENTERS INC.
        c/o TrizecHahn Office Properties, Inc.
        100 Colony Square, Suite 600
        1175 Peachtree Street, N.E.
        Atlanta, GA 30361
        Attention: Lease Administrator

        and if notice of default, a copy to:

        TRIZECHAHN CENTERS INC.
        c/o TrizecHahn Office Properties, Inc.
        100 Colony Square, Suite 600
        1175 Peachtree Street, N.E.
        Atlanta, GA 30361
        Attention: Regional Counsel

     3. EXTENSION OF LEASE TERM. The Lease Term for the Premises shall be extended for approximately thirteen and one-half (13 1/2) months, to begin November 16, 2001 and expire on December 31, 2002 ("2nd Extension Term").

     4. RENTAL, COMMON AREA MAINTENACE EXPENSES, TAX AND INSURANCE ESCALATION EXPENSES.Effective during 2nd Extension Term, Tenant's obligation to pay Rental, Common Area Maintenance Expenses and Tax and Insurance Escalation Expenses shall be as follows with respect to the Premises:

          A. RENTAL. Effective during the 2nd Extension Term, Tenant shall pay Landlord monthly rental in advance on the first day of each month in the amount of $9,355.83; and

          B. COMMON AREA MAINTENACE EXPENSES. Tenant shall reimburse Landlord for the cost of Common Area Maintenance Expenses (as described in Paragraph 4 of the Lease, "CAM") which shall be $0.80 per rentable square foot and subject to a 4% annual increase each calendar year; and

          C. TAX AND INSURANCE ESCALATIONS EXPENSES. In addition to Rental and CAM, Tenant shall continue to be responsible for tax and insurance escalation expenses with respect to the entire Premises in accordance with the terms and conditions of Paragraph 5 of the Lease; however the base year with respect to determining tax and insurance escalation expenses for the Premises shall be the calendar year ending December 31, 2002.

     5. DELIVERY OF AND IMPROVEMENTS TO THE PREMISES. Landlord shall provide and Tenant shall accept the Premises in "as-is" condition. No promises to alter, remodel or improve the Premises or Building and no representations concerning the condition of the Premises or Building have been made by Landlord to Tenant

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other than as may be expressly stated in the Lease as amended.

     6. HOLDOVER. Tenant understands that it does not have the right to hold over at any time and Landlord may exercise any and all remedies at law or in equity to recover possession of the Premises, as well as any damages incurred by Landlord, due to Tenant's failure to vacate the Premises and deliver possession to Landlord as required by this Lease. If Tenant holds over after the expiration of the 2nd Extension Term with Landlord's prior written consent, Tenant will be deemed to be a tenant from month to month, at a monthly Rental, payable in advance, equal to 150% of the monthly Rental payable during the last year of the 2nd Extension Term, and Tenant will be bound by all of the other terms, covenants and agreements of the Lease as amended as the same may apply to a month-to-month tenancy. If Tenant holds over after the expiration of the 2nd Extension Term without Landlord's prior written consent, Tenant will be deemed a tenant at sufferance, at a daily Rental, payable in advance, equal to 200% of the Rental per day payable during the 2nd Extension Term, and Tenant will be bound by all of the other terms, covenants and agreements of the Lease as amended as the same may apply to a tenancy at sufferance.

     7. BROKERS. Landlord and Tenant represent and warrant that no broker or agent negotiated or was instrumental in negotiating or consummating this Third Amendment except TrizecHahn Colony Square GP LLC and Richard Bowers & Company ("Brokers"). Neither party knows of any other real estate broker or agent who is or might be entitled to a commission or compensation in connection with this Third Amendment. Pursuant to Georgia Real Estate Commission Regulation 520-1-108, TrizecHahn Colony Square GP LLC hereby discloses the following concerning this lease transaction: (1) TrizecHahn Colony Square GP LLC represents Landlord and not Tenant; (2) Richard Bowers & Company represents Tenant and not Landlord; and (3) both TrizecHahn Colony Square GP LLC and Richard Bowers & Company shall receive their compensation from Landlord. Tenant and Landlord will indemnify and hold each other harmless from all damages paid or incurred by the other resulting from any claims asserted against either party by brokers or agents claiming through the other party.

     8. CONFLICTING PROVISIONS. If any provisions of this Third Amendment conflict with any of those of the Lease as amended, then the provisions of this Third Amendment shall govern.

     9. REMAINING LEASE PROVISIONS. Except as stated in this Third Amendment, all other viable and applicable provisions of the Lease as amended shall remain unchanged and continue in full force and effect throughout the Lease Term.

     10. BINDING EFFECT. Landlord and Tenant ratify and confirm the Lease as amended and agree that this Third Amendment shall bind and inure to the benefit of the parties, and their respective successors, assigns and representatives as of the date first stated.

                    -signatures appear on the following page-

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     AFFIRMING  THE ABOVE,  the parties have  executed  this THIRD  AMENDMENT OF
LEASE on the date first stated.


WITNESSES:                         LANDLORD:
                                   TRIZECHAHN CENTERS INC., a
                                   California corporation

  /s/   Mardi Taft                 BY:  /s/   Robert R. Stubbs
--------------------------             --------------------------------
                                           Robert R. Stubbs
                                           Assistant Secretary


  /s/  Carmel Malfeo               BY:  /s/   Antonio A. Bismonte
--------------------------             --------------------------------
                                           Antonio A. Bismonte
                                           Vice President

                                   TENANT:
                                   CRYOLIFE, INC., a Florida
                                   corporation

                                   By:  /s/   Albert E. Heacox
                                       --------------------------------
                                   ITS:  Sr. V.P. Laboratory Operations
                                        -------------------------------



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